UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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LoCorr Investment Trust
(Name of Registrant As Specified In Its Charter)

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LOCORR MACRO STRATEGIES FUND
LOCORR HEDGED CORE FUND
A SERIES OF LOCORR INVESTMENT TRUST
687 EXCELSIOR BOULEVARD
EXCELSIOR, MN 55331

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

July 31, 2026

This Notice presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the LoCorr Macro Strategies Fund and LoCorr Hedged Core Fund (each a “Fund” and together the “Funds”), each a series of LoCorr Investment Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Funds and the Trust have made the following material available for view:

Information Statement

The Information Statement details a new sub-adviser to the Funds. Specifically, the Board of Trustees of the Trust (the “Board of Trustees”) has approved a new sub-advisory agreement on behalf of the Funds between Tages Capital LLP and LoCorr Fund Management, LLC (the “Adviser”), the investment adviser to the Funds.

The Adviser and the Trust have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission. This Manager of Managers Order permits the Adviser to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Manager of Managers Order requires that the Information Statement be provided to you.

By sending you this Notice, the Funds and the Trust are notifying you that they are making the Information Statement available to you online in lieu of mailing you a copy. You may print and view the full Information Statement on the Funds’ website at www.locorrfunds.com/literature until at least 90 days from the date of this Notice and the Information Statement. You may request a paper or email copy of the Information Statement, free of charge, by contacting the Funds in writing at LoCorr Macro Strategies Fund or LoCorr Hedged Core Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by calling (toll-free) 1-855-523-8637 by October 29, 2026. If you do not request a paper or email copy by this date, you may not otherwise receive a copy.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a copy.

LOCORR MACRO STRATEGIES FUND
LOCORR HEDGED CORE FUND
A SERIES OF LOCORR INVESTMENT TRUST
687 EXCELSIOR BOULEVARD
EXCELSIOR, MN 55331

INFORMATION STATEMENT

NOTICE OF APPOINTMENT OF NEW SUB-ADVISER

A Notice of Internet Availability of this Information Statement is being delivered to shareholders on or about July 31, 2026 to shareholders of record as of June 30, 2026 (the “Record Date”). The Information Statement is being provided to shareholders of the LoCorr Macro Strategies Fund and LoCorr Hedged Core Fund (each a “Fund” and together the “Funds”), each a series of LoCorr Investment Trust (the “Trust”), an Ohio business trust with principal offices located at 687 Excelsior Boulevard, Excelsior, MN 55331, in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust and the investment adviser to the Funds, LoCorr Fund Management, LLC (the “Adviser”), received from the U.S. Securities and Exchange Commission (“SEC”) effective as of March 23, 2016. The exemptive order permits the Adviser, subject to approval of the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”), to enter into or materially amend sub-advisory agreements without obtaining shareholder approval, provided that an Information Statement (or a Notice of Internet Availability of Information Statement) is sent to shareholders of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Funds will bear the expenses incurred with preparing and distributing this Information Statement. One Notice of Internet Availability of this Information Statement may be delivered to shareholders sharing the same address unless the Fund has received contrary instructions from a shareholder.

YOU MAY OBTAIN A COPY OF THE FUNDS’ MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY VISITING THE FUNDS’ WEBSITE AT WWW.LOCORRFUNDS.COM, BY WRITING TO THE FUND, C/O U.S. BANK GLOBAL FUND SERVICES, P.O. BOX 219252, KANSAS CITY, MO 64121-9252, OR BY CALLING (TOLL-FREE) 1-855-523-8637.

THE MANAGEMENT AGREEMENT

Management Agreement

Pursuant to a management agreement dated November 19, 2024, between the Trust, with respect to the Fund, and the Adviser, the Adviser serves as the investment adviser to the Fund (the “Management Agreement”). The Management Agreement was most recently approved by the Board of Trustees at a meeting held on February 18, 2026. The Management Agreement shall continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, and by the vote of a majority of Trustees of the Trust who are not parties to the Management Agreement or “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”), of any such party, at a meeting called for the purpose of voting on the Management Agreement. The Management Agreement is terminable without penalty (i) by the Trust, on behalf of the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser; and (ii) by the Adviser upon 60 days’ written notice to the Fund. The Management Agreement provides that it will automatically terminate in the event of its “assignment,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Management Agreement provides that the Adviser, except by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Management Agreement, will not be subject to liability for, or damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payment made pursuant to the Management Agreement, or any other matter to which the Management Agreement relates.

Pursuant to the Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee of 1.50% of the Macro Strategies Fund’s average daily net assets and 1.45% of the Hedged Core Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least April 30, 2027, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.84% of the Macro Strategies Fund’s daily average net assets attributable to each class and 1.83% of the Hedged Core Fund’s daily average net assets attributable to each class, subject to possible recoupment from a Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, if such recoupment can be achieved within the foregoing expense limit.

For the fiscal years ended December 31, the Funds paid the following management fees to the Adviser.

Macro Strategies Fund

	Management Fees
	Accrued	Waived	Recouped	Total Paid
2025	$25,649,201	$0	$0	$25,649,201
2024	$26,610,799	$0	$0	$26,610,799
2023	$33,128,831	$0	$0	$33,128,831
* Effective April 1, 2026, the management fee was reduced from 1.65% to 1.50%.

Hedged Core Fund

	Management Fees
	Accrued	Waived	Recouped	Total Paid
2025	$3,248,662	$(87,470)	$23,796	$3,184,988
2024*	$487,856	$(256,227)	$77,830	$309,459
* For the period from July 10, 2024 (commencement of operations) through December 31, 2024.

INFORMATION ABOUT LOCORR FUND MANAGEMENT, LLC

LoCorr Fund Management, LLC, 687 Excelsior Boulevard, Excelsior, MN 55331, serves as investment adviser to the Funds. The Adviser was established in 2010 for the purpose of advising the Funds within the Trust and has no other clients. Kevin M. Kinzie is deemed to indirectly control the Adviser by virtue of his ownership of more than 25% of the Adviser's parent company's membership interests. Jon C. Essen is an affiliated person of the Trust because he is a Trustee and officer. Mr. Essen is also an affiliated person of the Adviser because he is an officer of the Adviser. Kevin M. Kinzie is an affiliated person of the Trust because he is a Trustee and officer and because he indirectly controls the Funds through his control of the Adviser, which in turn controls the Funds. Mr. Kinzie is also an affiliated person of the Adviser because he is an officer of the Adviser and indirectly controls the Adviser. Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments in accordance with each Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds. The fee paid to the Adviser is governed by an investment management agreement between the Trust, on behalf of the Funds and the Adviser.

The following table provides information about the principal executive officers and directors of the Adviser:

Name and Address*	Title and Principal Occupation
Kevin Kinzie	Chief Executive Officer
Jon Essen	Chief Financial Officer, Portfolio Manager
Brian Hull	Chief Compliance Officer
Jackie Boie	Controller, Director of Fund Administration
Sean Katof	Chief Investment Officer, Portfolio Manager
*The address of each officer and director is that of the Adviser, listed above.

BOARD APPROVAL AND EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At an in-person meeting of the Board of Trustees held on February 18, 2026 (the “Meeting”), the Board of Trustees approved Tages Capital, LLP (“Tages”) to serve as an additional sub-adviser to the Macro Strategies Fund and Hedged Core Fund. At the Meeting, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the sub-advisory agreement between the Adviser and Tages on behalf of the Funds (the “Sub-Advisory Agreement”), as well as the Board of Trustees’ legal responsibilities related to such consideration. After analysis and discussions of the factors identified below, the Board of Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreement for an initial two-year term.

Tages Capital, LLP

Nature, Extent and Quality of Services Provided by Tages to the Funds:

The Trustees considered the responses provided by Tages in its 15(c) questionnaire for the Macro Strategies Fund and the Hedged Core Fund. A representative of the Adviser stated that Tages Capital was a new proposed sub-adviser for the LoCorr fund family and discussed the Adviser’s due diligence process in evaluating Tages as a potential sub-adviser.

The Board first reviewed the nature, extent and quality of services to be provided by Tages for the Macro Strategies Fund and Hedged Core Fund. Counsel and a representative of the Adviser reviewed the personnel that would be responsible for providing services to the Funds. A representative of the Adviser discussed the global macro strategy that would be utilized by Tages for the Funds. The Board noted Tages’s risk management and compliance processes. Counsel stated that Tages did not have any recent compliance or litigation issues. The CCO indicated that the compliance program for Tages was reasonably designed for its business.

Investment Performance of Tages:

The Board then reviewed the composite performance for Tages for its global macro strategy. After a discussion, the Trustees determined that Tages was expected to provide similar satisfactory performance for each of the Funds.

Costs of Services Provided and Profitability to be Realized and Extent of Economies of Scale to be Realized:

Counsel then directed the Trustees to information related to Tages’s subadvisory fee and its fees for similar accounts. The Board noted that the proposed subadvisory fee for each of the Macro Strategies Fund and Hedged Core Fund was favorable in comparison to the Tages’s fee for other accounts, further noting that Tages did not propose to charge a performance fee for the Funds as it does for some other of its accounts.

The Trustees then evaluated Tages’s estimated profits for the Macro Strategies Fund and Hedged Core Fund. The Board noted that Tages estimated earning a moderate profit with respect to each Fund. After a discussion, the Trustees agreed that the proposed subadvisory fee and Tages’s estimated profitability with respect to the Macro Strategies Fund and Hedged Core Fund was reasonable.

Conclusions: Having requested and received such information from Tages as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Tages for the Macro Strategies Fund and Hedged Core Fund is in the best interests of each Fund and its respective shareholders.

INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement was approved by the Board of Trustees at the Meeting for an initial term of two years to commence on the date on which the Adviser allocates Fund assets to the sub-adviser for management. Thereafter, continuance of the Sub-Advisory Agreement will require annual approval by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement is terminable without penalty (i) by the Trust, on behalf of the Fund, by the Board of Trustees, by the Adviser or by the vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the sub-adviser, and (ii) by the sub-adviser upon 60 days’ written notice. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment” within the meaning of the 1940 Act, except as otherwise provided by applicable law or the exemptive order.

The Sub-Advisory Agreement provides that Tages, among other duties, will make all investment decisions for the portion of each Fund’s assets allocated to the sub-adviser as described in each Fund’s prospectus. The sub-adviser, subject to the supervision of the Board of Trustees and the Adviser, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of the portion of the respective Fund’s assets allocated to Tages. The sub-adviser also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the respective Fund’s assets.

The Sub-Advisory Agreement provides that the Adviser will compensate the sub-adviser at an incremental rate based on each Fund’s average daily net assets allocated to the sub-adviser by the Adviser, payable monthly. The Adviser compensates the sub-advisers from the management fees that it receives from the Funds. Tages generally will pay all expenses it incurs in connection with its activities under the Sub-Advisory Agreement, other than the costs of the Fund’s portfolio securities and other investments.

INFORMATION ABOUT TAGES CAPITAL, LLP

The Adviser has engaged Tages Capital, LLP (“Tages”) located at 39 St. James Street, London, SW1A 1JD, UK, to serve as a sub-adviser to the Funds.

Tages is an SEC-registered investment adviser with principal offices located at 39 St. James Street, London, SW1A 1JD, UK. Tages registered with the SEC in August 2025 (CRD Number: 337285). Tages was organized in 2011 as an asset management firm with experience in absolute return and multi-manager solutions. Tages was authorized and is also regulated by the UK Financial Services Authority, now Financial Conduct Authority, on January 16, 2012. As of December 31, 2025, Tages’ Regulatory Assets Under Management were $3.8 billion.

The following table provides information on the principal executive officers of Tages:

Name and Address	Title and Principal Occupation
Richard Silver	Chief Financial Officer/Chief Operating Officer
Ira Asthana	Chief Compliance Officer
Salvatore Cordaro	Partner
*The address of each officer and director is that of the sub-adviser, listed above.

Portfolio Managers

Adrian Owens is the Chief Investment Officer of the Global Rates strategy at Investcorp-Tages. Previously, Adrian was an Investment Director managing the Global Rates fund and related strategies at GAM.Prior to joining GAM in May 2009, Adrian was at Julius Baer Investments Limited and was based in its New York office from 2001 until 2002, where he oversaw the US fixed income funds. Upon his return to London, he worked as co-head of the company’s fixed income investments before launching the Global Rates strategy in January 2004. Prior to that, Adrian was the European economist at Yamaichi International (Europe). He spent the early part of his career working as an economist for the UK Department of Employment and then HM Treasury. Adrian holds a Masters in Economics from McGill University, Montreal. He is based in London.

Rahul Mathur is the Co-Chief Investment Officer of the Global Rates strategy at Investcorp-Tages. Rahul joined the Global Rates team at GAM in 2010. Prior to joining GAM, he worked as a fund analyst at Tarchon Capital Management. Rahul holds an MA in Economics from the University of Cambridge and is a CAIA Charter holder. He is based in London.

Scott Watson is a Portfolio Manager on the Global Rates strategy at Investcorp-Tages. Scott joined the Global Rates team in 2010 having been at GAM since 2006. He has a background in trading and execution. Scott holds a BA (Hons) in Business Management from the University of Hull. He is based in London.

ADDITIONAL INFORMATION ABOUT
LOCORR MACRO STRATEGIES FUND
LOCORR HEDGED CORE FUND

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator of the Funds.

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as distributor and principal underwriter for the Funds.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, provides transfer agency services to the Funds.

CUSTODIAN

U.S. Bank N.A., Custody Operations, located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, provides custody services for the Funds.

FINANCIAL INFORMATION

The Funds’ most recent annual report and semi-annual report are available on request, without charge, by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by calling 1-855-523-8637.

RECORD OF BENEFICIAL OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For each control person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parent entity are listed.

As of June 30, 2026, the total shares outstanding of each Class of the Fund were:

MACRO STRATEGIES FUND

Share Class	Shares Outstanding
Class A	6,401,049.09
Class C	2,954,330.01
Class I	190,766,218.99

HEDGED CORE FUND

Share Class	Shares Outstanding
Class A	3,160,253.22
Class I	28,914,588.39

In addition, as of July 22, 2026, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Macro Strategies Fund - Class A

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	19.32%	Schwab Holdings, Inc.	DE	Record
American Enterprise Investment Services, Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	15.06%	Ameriprise Financial Inc.	DE	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	14.89%	Wells Fargo Advisors, LLC	DE	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 39 New York, NY 10004-1932	13.01%	Morgan Stanley Domestic Holdings Inc.	DE	Record
National Financial Services LLC 499 Washington Blvd, FL 4th Jersey City, NJ 07310-2010	8.54%	Fidelity Brokerage Company	DE	Record
Pershing LLC 1 Pershing Plaza, 14th FL Jersey City, NJ 07399-0002	7.02%	The Bank of New York Mellon Corporation (BNY Mellon)	DE	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	5.93%	LPL Financial Holdings Inc.	DE	Record

Macro Strategies Fund - Class C

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	25.92%	Wells Fargo Advisors, LLC	DE	Record

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	22.00%	Schwab Holdings, Inc.	DE	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 39 New York, NY 10004-1932	20.97%	Morgan Stanley Domestic Holdings Inc.	DE	Record
American Enterprise Investment Services, Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	15.15%	Ameriprise Financial Inc.	DE	Record

Macro Strategies Fund - Class I

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	25.71%	LPL Financial Holdings Inc.	DE	Record
American Enterprise Investment Services, Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	17.89%	Ameriprise Financial Inc.	DE	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	13.80%	Wells Fargo Advisors, LLC	DE	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 39 New York, NY 10004-1932	13.40%	Morgan Stanley Domestic Holdings Inc.	DE	Record
National Financial Services LLC 499 Washington Blvd, FL 4th Jersey City, NJ 07310-2010	9.53%	Fidelity Brokerage Company	DE	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	7.48%	Schwab Holdings, Inc.	DE	Record

Hedged Core Fund – Class A

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	89.40%	Schwab Holdings, Inc.	DE	Record
LPL Financial Omnibus Customer Account Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	8.69%	LPL Financial Holdings Inc.	DE	Record

Hedged Core Fund – Class I

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
National Financial Services LLC 499 Washington Blvd, FL 4th Jersey City, NJ 07310-2010	38.52%	Fidelity Brokerage Company	DE	Record
LPL Financial Omnibus Customer Account Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	28.13%	LPL Financial Holdings Inc.	DE	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	11.89%	Schwab Holdings, Inc.	DE	Record
Pershing LLC 1 Pershing Plaza, 14th FL Jersey City, NJ 07399-0002	6.82%	The Bank of New York Mellon Corporation (BNY Mellon)	DE	Record

As of December 31, 2025, the Board members and officers of the Trust beneficially owned the following amounts of the Funds’ shares, which was less than 1% of the outstanding shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities Owned in Macro Strategies Fund	Dollar Range of Equity Securities Owned in Hedged Core Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jon C. Essen	Over $100,000	$10,001-$50,000	Over $100,000
Kevin M. Kinzie	Over $100,000	None	Over $100,000
Daniel O’Lear	None	None	None
Mark Thompson	Over $100,000	None	Over $100,000
Jeffrey Place	$10,001-$50,000	None	$10,001-$50,000
Cathleen Tobin	$10,001-$50,000	None	Over $100,000

SHAREHOLDER PROPOSALS

The Funds are not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in reasonable time prior to the solicitation of proxies for the meeting.

DELIVERY OF SHAREHOLDER DOCUMENTS

Only one copy of the Notice of Internet Availability of this Information Statement and other documents related to the Funds, such as proxy materials, quarterly statements, etc., is being delivered to multiple shareholders sharing an address, unless the Trust has received contrary instructions from one or more shareholders. Shareholders sharing an address who are currently receiving a single copy of such documents and who wish to receive a separate copy of such documents may make such request by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 or by calling 1‑855-523-8637. Such copies will be delivered promptly upon request. Shareholders sharing an address who are currently receiving multiple copies of such documents and who wish to receive delivery of a single copy of such documents may make such request by contacting the Funds at the same address or telephone number.